UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2021

CSX CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	1-08022	62-1051971
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 Water Street, 15th Floor, Jacksonville, Florida	32202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (904) 359-3200

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1 Par Value	CSX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2021, CSX Corporation (the “Company”) announced the appointments of Mark K. Wallace as Executive Vice President of CSX, Kevin S. Boone as Executive Vice President of Sales and Marketing, and Sean R. Pelkey as Vice President and Acting Chief Financial Officer. Mr. Wallace, who most recently served as Executive Vice President of Sales and Marketing, continues to receive treatments for cancer and will focus on special projects and initiatives supporting the President and Chief Executive Officer. Mr. Boone, who joined the Company in September 2017, most recently served as Executive Vice President and Chief Financial Officer.

Sean R. Pelkey, age 41, has been named Acting Chief Financial Officer. Mr. Pelkey joined CSX in 2005, and most recently served as Vice President of Finance and Treasury. Mr. Pelkey previously served as assistant vice president – capital markets and investor relations. Mr. Pelkey holds a Master’s Degree in Business Administration from the University of Florida and a Bachelor’s degree in Sociology from Boston University.

In connection with Mr. Pelkey’s appointment as Acting Chief Financial Officer, he will receive an annual base salary of $516,000 and a long-term incentive equity award in the amount of 1.5 times his base salary in the same form, and with the same performance conditions and vesting dates as the long-term incentive awards for existing named executive officers. There is no arrangement or understanding between Mr. Pelkey and any other person pursuant to which he was selected as an officer. There are no family relationships between Mr. Pelkey and any director or executive officer of the Company, and he is not a party to any transaction in which the Company is a participant.

Item 7.01. Regulation FD Disclosure.

On June 7, 2021, the Company issued a press release announcing the aforementioned senior leadership changes. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, including Exhibit 99.1 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) The following exhibit is filed as part of this Report:

Exhibit	Description

99.1	Press Release, dated June 7, 2021 announcing the appointment of Mark K. Wallace as Executive Vice President of CSX, Kevin S. Boone as Executive Vice President of Sales & Marketing and Sean R. Pelkey as Vice President and Acting Chief Financial Officer.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CSX CORPORATION

By:	/s/ Nathan D. Goldman
Name:	Nathan D. Goldman
Title:	Executive Vice President - Chief Legal Officer & Corporate Secretary

DATE: June 9, 2021